Exhibit 99

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Greetings Corporation Retirement Profit Sharing and Savings Plan (the “Plan”) on Form 11-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), each of the undersigned certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

A signed original of this written statement required by Section 906 has been provided to American Greetings Corporation and will be retained by American Greetings Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Date: 06/25/2003

/s/ Zev Weiss Zev Weiss Chief Executive Officer
/s/ Robert P. Ryder Robert P. Ryder Senior Vice President and Chief Financial Officer

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